Mandatorily convertible debentures into shares	12 Months Ended
Dec. 31, 2017
Mandatorily convertible debentures into shares [Abstract]
Mandatorily convertible debentures into shares
18	Mandatorily convertible debentures into shares

At the General Extraordinary Stockholders’ Meeting of TTM subsidiary of Grupo TMM held on August 30, 2016, the stockholders resolved to approve the issue of mandatorily convertible debentures into nominative ordinary shares without par value shown representative of the capital stock of Grupo TMM (the debentures) up to an amount of $4,600,000.

As at September 30, 2016, the first issue was realized of debentures named TMMO Series I-2016, in a total amount of $1,058,628, equivalent to 10,586,284 debentures with a par value of $100 pesos. These debentures were subscribed through CBFs that the holders held at the time of the subscription (see Note 17). The debentures accrue interest at a 6.78% annual rate, which is totally capitalized in conformity with the terms of the issue.

The debentures will be converted into shares of Grupo TMM, at a rate of a value per share of $19.55 on the next conversion dates:

Conversion date	Percentage	Number of obligations to be converted
September 30, 2017	10%	1,058,628
September 30, 2019	45%	4,763,828
September 30, 2022	45%	4,763,828

In conformity with the terms agreed upon with the holders of debentures, in the event that the value of the shares that are issued at the time of the conversion are lower than the conversion value amounting to $19.55, Grupo TMM should deliver cash or another financial asset for that spread.

On September 29, 2017, the Company agreed with the debenture holders to defer the first conversion date, in connection with 10% of the issue equivalent to 1,058,628 debentures, originally set for September 30, 2017, and whose new conversion date would be on June 30, 2018.

On December 4, 2017, the Company and debenture holders agreed to terminate the debenture issue program. Under the terms of this agreement, Grupo TMM delivered CBFs in the equivalent to the value of the debentures, plus accrued interest. This cancellation did not incur losses nor generate gains for Grupo TMM.  Moreover, it extinguished any liability for the latter.

As of December 31, 2017 there is no balance due to these obligations due to the aforementioned cancellation.

Based on the characteristics of the debentures, the Company defined that those debentures were a compound financial instrument, with a financial liability component and an equity component. The summary of the components as at December 31, 2016 is shown below:

2016
Total issue of debentures	$1,058,628

Financial liability component	69,637
Interest payable	1,193
Transaction costs	(13,216)
Financial liability component of short-term debentures	$57,614

Financial liability component	$113,795
Interest payable	1,950
Transaction costs	(21,596)
Financial liability component of long-term debentures	$94,149

Equity component	$875,196
Interest payable	14,999
Transaction costs	(166,095)
Equity component of debentures	$724,100